                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                                Amendment No. 2

                                      to

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 31, 1997


                         PLATINUM ENTERTAINMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)



                       0-27852                       36-3802328
              (Commission File Number)            (I.R.S. Employer
                                                 Identification No.)


                             2001 Butterfield Road
                         Downers Grove, Illinois 60515
         (Address of principal executive offices, including zip code)

                                (630) 769-0033
             (Registrant's telephone number, including area code)

     The Registrant, in order to provide the Pro Forma Financial Information required to be included in the Current Report on Form 8-K dated February 18, 1997, and as amended April 21, 1997, in connection with the acquisition of certain assets and the assumption of certain liabilities of Intersound, Inc., hereby amends the following item:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     a)   Financial Statements.

          The financial statements of Intersound, Inc. are herein incorporated by reference to the Company's Current Report on Form 8-K/A, Amendment No. 1, dated January 31, 1997 filed with the Commission on April 21, 1997.

     b)   Pro Forma Financial Information.

          The following Pro Forma Financial Information is included in pages P-1 through P-3 of this Form 8-K/A:

          Pro Forma Consolidated Statement of Operations Data for the Year Ended May 31, 1997 (unaudited)

     c)   Exhibits.

     4.1* Registration Rights Agreement, dated as of January 31, 1997, between Registrant and Intersound, Inc.
     4.2* Convertible Promissory Note, dated January 31, 1997, issued by the Registrant in the principal amount of $3,125,000.
     4.3* Convertible Promissory Note, dated January 31, 1997, issued by the Registrant in the principal amount of $1,875,000.
     4.4* Warrant to Purchase Shares of Common Stock of the Registrant, dated January 31, 1997.

     10.1* Asset Purchase Agreement between River North Studios, Inc. and Intersound, Inc., dated November 13, 1996. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

     10.2*    First Amendment to Asset Purchase Agreement, dated January 31,
              1997, between River North Studios, Inc. and Intersound, Inc.
     10.3*    Employment Agreement of Don Johnson, dated February 1, 1997.

     10.4* Credit Agreement, dated as of January 31, 1997, among the Registrant, Bank of Montreal and the Banks who are or may become parties thereto. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.
     10.5* Security Agreement, dated as of January 31, 1997, among the Registrant, its subsidiaries and Bank of Montreal. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.
     10.6* Security Agreement re: Intellectual Property, dated as of January 31, 1997, among the Registrant, its subsidiaries and Bank of Montreal. Registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule.

     10.7*    Pledge Agreement, dated as of January 31, 1997, among the
              Registrant and Bank of Montreal.
     10.8*    Guaranty, dated as of January 31, 1997, among the Registrant and
              Bank of Montreal.
     10.9*    Term Credit Note, dated January 31, 1997, made by Steven Devick.
     10.10*   Revolving Credit Note, dated January 31, 1997, issued by the
              Registrant in the principal amount of $10,000,000.

     *    Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Entertainment, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 29th day of August, 1997.

                              PLATINUM ENTERTAINMENT, INC.



                              By: /s/  DOUGLAS C. LAUX
                                 ---------------------------------------------
                                 Douglas C. Laux
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     Set forth below is the Unaudited Pro Forma Consolidated Statement of Operations Data for the fiscal year ended May 31, 1997. The Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended May 31, 1997 (i) gives pro forma effect to the acquisition of Intersound, Inc. ("Intersound" or the "Acquisition") and (ii) reflects the debt borrowed to finance the Acquisition, both as if such transaction had occurred on June 1, 1996. The Unaudited Pro Forma Consolidated Balance Sheet at May 31, 1997 is herein incorporated by reference to the Company's Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), on August 29, 1997 as the Company's actual consolidated balance sheet at May 31, 1997 reflects the Acquisition.

     The unaudited pro forma consolidated financial data presented herein is based on the assumptions and adjustments described in the accompanying notes. The Unaudited Pro Forma Consolidated Statement of Operations does not purport to represent what the Company's results of operations would have been if the events described above had occurred as of the date indicated or what such results will be for any future periods. The unaudited pro forma consolidated financial data is based upon assumptions and adjustments that the Company believes are reasonable. The unaudited pro forma consolidated financial data and the accompanying notes should be read in conjunction with (i) the historical financial statements of the Company, including the notes thereto, which are included in its Annual Report on Form 10-K filed with the SEC on August 29, 1997 and (ii) the historical financial statements of Intersound, including the notes thereto, which are included in its Form 8-K/A filed with the SEC on April 21, 1997.

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
                            Year Ended May 31, 1997
               (Dollars in thousands, except per share amounts)


                                                                                       PRO FORMA
                                                                      HISTORICAL       INTERSOUND         AS ADJUSTED
                                                         PLATINUM   INTERSOUND (a)   ADJUSTMENTS (b)        PLATINUM
                                                         --------   --------------   ---------------      -----------
 Gross product sales                                    $   37,502    $   18,361       $        -         $   55,863
 Less:  Returns and allowances                              (8,713)       (4,246)               -            (12,959)
 Less:  Discounts                                           (2,463)       (1,196)               -             (3,659)
                                                        ----------    ----------       ----------         ----------
 Net product sales                                          26,326        12,919                -             39,245
 Cost of product sales                                      14,038         5,019                -             19,057
                                                        ----------    ----------       ----------         ----------
                                                            12,288         7,900                -             20,188

 Gross artist project revenues                               3,876             -                -              3,876
 Less:  Allowance for unrecoupable
  artist advances                                             (855)            -                -               (855)
                                                        ----------    ----------       ----------         ----------
 Net artist project revenues                                 3,021             -                -              3,021
 Licensing, publishing and other revenues                    1,255           277               61              1,593
                                                        ----------    ----------       ----------         ----------
 Net artist project and other revenues                       4,276           277               61              4,614
 Cost of artist project and other revenues                   3,752           111               41              3,904
                                                        ----------    ----------       ----------         ----------
                                                               524           166               20                710

 Gross profit                                               12,812         8,066               20             20,898

 Other operating expenses:
 Selling, general and administrative expenses               13,141         5,388                2             18,531
 Merger, restructuring and one-time costs                    3,336             -                -              3,336
 Depreciation and amortization                                 973           371              646  (c)         1,990
                                                        ----------    ----------       ----------         ----------
                                                            17,450         5,759              648             23,857
                                                        ----------    ----------       ----------         ----------
 Operating income (loss)                                    (4,638)        2,307             (628)            (2,959)
 Interest income                                               154             -                -                154
 Interest expense                                           (1,385)         (194)          (1,989) (d)        (3,568)
 Financing costs                                            (3,533)            -                -             (3,533)
 Equity gain                                                    48             -                -                 48
                                                        ----------    ----------       ----------         ----------
 Income (loss) before income taxes                          (9,354)        2,113           (2,617)            (9,858)

 Provision for income taxes                                      -             -                -                  -
                                                        ----------    ----------       ----------         ----------
 Net income (loss)                                      $   (9,354)   $    2,113       $   (2,617)        $   (9,858)
                                                        ==========    ==========       ==========         ==========

 Net loss per common share                              $    (1.82)                                       $    (1.92)

 Weighted average number of common
  shares outstanding                                     5,136,830                                         5,136,830


(a) The historical statement of operations data for Intersound represents the unaudited results of operations from June 1, 1996 to December 31, 1996.
     The operations of Intersound for the months of January through May 1997 are reflected in the Platinum amounts. The Acquisition has been accounted for as a purchase totaling $41,000,000 which exceeds the fair value of the assets acquired by $6,098,000, which represents goodwill. See financial statements and notes thereto of Intersound, Inc. incorporated herein by reference.

(b) The pro forma adjustments include the unaudited activities of Red Rewmar Music, Inc., Rappel Music, Inc. and Spec Twelve Music, Inc. for the six month period ended December 31, 1996 that were acquired simultaneously with the Acquisition and not reflected in the historical Intersound amounts. Such adjustments increased licensing, publishing and other revenues, cost of artist project and other revenues, and selling, general and administrative expenses by $61,000, $41,000 and $2,000, respectively.

(c) The adjustment to depreciation and amortization consists of an increase in amortization of music catalog, music publishing rights and goodwill acquired from Intersound, Inc. over a 25-year period, as if such purchase had occurred on June 1, 1996.

(d) The adjustment to interest expense reflects additional interest expense that would have been incurred had the consideration in the form of debt related to the Acquisition been incurred on June 1, 1996 ($2,183,000).
     The interest expense related to additional debt incurred by the Company in connection with the Acquisition is based on bank borrowings of $28,856,000 with an average interest rate of 12.00% per annum and convertible debentures of $5,000,000 with an interest rate of 8.00%. In addition, the historical interest expense incurred by Intersound ($194,000) has been eliminated as the related debt was paid in full upon the closing of the Acquisition.